Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  I, Larry Mosley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Data Call Technologies, Inc. on Form 10-KSB for the annual period ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Data Call Technologies, Inc.

               Data Call Technologies, Inc.

DATED: April 2, 2007           By: /s/ Larry Mosley
                                                                    Larry Mosley
                                                                   Chief Financial Officer
                                                                   (Principal Accounting Officer)